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                                        SILICON LOAN DOCUMENTS
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            SCHEDULE TO LOAN AND SECURITY AGREEMENT  -.S.



















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             SILICON VALLEY BANK        SCHEDULE TO LOAN AND SECURITY AGREEMENT
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SILICON VALLEY BANK
                                  SCHEDULE TO

                          LOAN AND SECURITY AGREEMENT

BORROWER:       HATHAWAY CORPORATION
                HATHAWAY SYSTEMS CORPORATION
                HATHAWAY PROCESS INSTRUMENTATION CORPORATION
                HATHAWAY MOTION CONTROL CORPORATION
                HATHAWAY INDUSTRIAL AUTOMATION, INC.
                COMPUTER OPTICAL PRODUCTS, INC.
                EMOTEQ CORPORATION
                TATE INTEGRATED SYSTEMS, INC.

ADDRESS:        8228 PARK MEADOWS
                LITTLETON, CO  80124

DATE:           MAY 7, 1998
This Schedule forms an integral part of the Loan and Security Agreement between Silicon Valley Bank and the above-borrower of even date.

================================================================================

1.  CREDIT LIMIT
     (SECTION 1.1):     An amount not to exceed the lesser of: (i) $3,000,000 at
                        any one time outstanding (the "Maximum Credit Limit");
                        or (ii) 85% of the amount of Borrower's Eligible
                        Receivables (as defined in Section 8 above).

    LETTER OF CREDIT SUBLIMIT
     (SECTION 1.5):     $500,000
================================================================================

2.  INTEREST.
    INTEREST RATE (SECTION 1.2):
                        A rate equal to the "Prime Rate" in effect from time to time, plus 2.0% per annum. Provided, however, upon Borrower achieving a net loss (on a consolidated basis) of less than $750,000 at the end of any fiscal quarter ending after the date hereof for the twelve month period ending as of the end of such fiscal quarter, then the interest rate shall be reduced to a rate equal to the Prime Rate in effect from time to time, plus 1.50% per annum.

                        Provided, further, that if thereafter Borrower incurs a net loss (on a consolidated basis) of greater than $750,000 at the end of any fiscal quarter ending after the date thereof for the twelve month period ending as of the end of such fiscal quarter, then the interest rate shall be increased to a rate equal to the Prime Rate in effect from time to time, plus 2.0% per annum. Any such rate reduction shall go into effect following Silicon's review and approval of Borrower's financial statements (on a consolidated basis) showing Borrower is entitled to such rate reduction.
                        If Borrower is entitled to a rate reduction and thereafter the rate is increased pursuant to the terms set forth above, Borrower shall still be entitled to future rate reductions

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        SILICON VALLEY BANK             SCHEDULE TO LOAN AND SECURITY AGREEMENT
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                                (and subject to future rate increases) upon
                                compliance with the terms for such reduction (or increase) set forth above.

                                Interest shall be calculated on the basis of a 360-day year for the actual number of days elapsed. "Prime Rate" means the rate announced from time to time by Silicon as its "Prime Rate;" it is a base rate upon which other rates charged by Silicon are based, and it is not necessarily the best rate available at Silicon. The interest rate applicable to the obligations shall change on each date there is a change in the Prime Rate.

        MINIMUM MONTHLY
        INTEREST (SECTION 1.2): Not Applicable.

================================================================================


3. FEES (SECTION 1.4):
        Loan Fee:               $30,000, payable concurrently herewith. (Any
                                Commitment Fee previously paid by the Borrower
                                in connection with this loan shall be credited
                                against this Fee.)
        Collateral Monitoring
        Fee:                    $1,500, per calendar month, payable in arrears
                                (prorated for any partial calendar month at the
                                beginning and at termination of this Agreement).
        Unused Line Fee:        Borrower shall pay Silicon an Unused Line Fee,
                                in addition to all interest and other fees
                                payable hereunder. The amount of the Unused Line
                                Fee shall be 0.125% per month multiplied by an
                                amount equal to the Maximum Credit Limit minus
                                the average daily balance of the outstanding
                                Loans. Provided, however, upon Borrower
                                achieving a net loss (on a consolidated basis)
                                of less than $750,000 at the end of any fiscal
                                quarter ending after the date hereof for the
                                twelve month period ending as of the end of such
                                fiscal quarter, then the Unused Line Fee shall
                                be reduced to an amount equal to 0.0625% per
                                month multiplied by an amount equal to the
                                Maximum Credit Limit minus the average daily
                                balance of the outstanding Loans. Provided,
                                further, that if thereafter Borrower incurs a
                                net loss (on a consolidated basis) of greater
                                than $750,000 at the end of any fiscal quarter
                                ending after the date thereof for the twelve
                                month period ending as of the end of such fiscal
                                quarter, then the Unused Line Fee shall be
                                increased to an amount equal to 0.125% per month
                                multiplied by an amount equal to the Maximum
                                Credit Limit minus the average daily balance of
                                the outstanding Loans. Any such reduction in the
                                unused line fee shall go into effect following
                                Silicon's review and approval of Borrower's
                                financial statements (on a consolidated basis)
                                showing Borrower is entitled to such reduction.
                                If Borrower is entitled to a reduction in the
                                Unused Line Fee and thereafter the Unused Line
                                Fee is increased pursuant to the terms set forth
                                above, Borrower shall still be entitled to
                                future reductions (and subject to future
                                increases) upon compliance with the terms for
                                such reduction (or increase) set forth above.
                                the Unused Line Fee shall be computed and paid
                                monthly, in arrears (prorated for any partial
                                calendar month at the beginning and at
                                termination of this agreement), and shall be due
                                on the last day of each calendar month.
================================================================================

4. MATURITY DATE
    (SECTION 6.1):              Two years from the date of this Agreement,
                                subject to automatic renewal as provided in
                                Section 6.1 above, and early termination as
                                provided in Section 6.2 above.
================================================================================

5. FINANCIAL COVENANTS
    (SECTION 5.1):              Borrower shall comply with all of the following
                                covenants. Compliance shall be
                                determined as of the end of each month (on a consolidated basis), except as otherwise specifically provided below:

     MINIMUM TANGIBLE
     NET WORTH:                 Borrower shall maintain a Tangible Net Worth of
                                not less than $8,000,000.

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DEFINITIONS.            For purposes of the foregoing financial covenants, the
                        following terms shall have the following meanings:
                        "Current assets", "current liabilities" and
                        "liabilities" shall have the meanings ascribed to them by generally accepted accounting principles.
                        "Tangible Net Worth" shall mean the excess of total assets over total liabilities, determined in accordance with generally accepted accounting principles, with the following adjustments:
                             (A) there shall be excluded from assets: (i) notes, accounts receivable and other obligations owing to the Borrower from its officers or other Affiliates, and (ii) all assets which would be classified as intangible assets under generally accepted accounting principles, including without limitation goodwill, licenses, patents, trademarks, trade names, copyrights, capitalized software and organizational costs, licenses and franchises

                             (B) there shall be excluded from liabilities: all indebtedness which is subordinated to the Obligations under a subordination agreement in form specified by Silicon or by language in the instrument evidencing the indebtedness which is acceptable to Silicon in its discretion.

================================================================================

6. REPORTING.
    (SECTION 5.3):

                             Borrower shall provide Silicon with the following:

                             1. Monthly Receivable agings, aged by invoice date,
                                within fifteen days after the end of each month, except when the Streamline Facility of approximate even date is in effect.

                             2. Monthly accounts payable agings, aged by invoice
                                date within fifteen days after the end of each month, except when the Streamline Facility of approximate even date is in effect.

                             3. Monthly outstanding or held check registers, if
                                any, within thirty days after the end of each month.

                             4. Monthly reconciliations of Receivable agings
                                (aged by invoice date), transaction reports, and general ledger, within fifteen days after the end of each month.

                             5.

                             6. Monthly unaudited financial statements, as soon
                                as available, and in any event within thirty days after the end of each month.

                             7. Monthly Compliance Certificates, within thirty
                                days after the end of each month, in such form as silicon shall reasonably specify, signed by the Chief Financial Officer of Borrower, certifying that as of the end of such month Borrower was in full compliance with all of the terms and conditions of this Agreement, and setting forth calculations showing compliance with the financial covenants set forth in this Agreement and such other information as Silicon shall reasonably request, including, without limitation, a statement that at the end of such month there were no held checks.

                             8. Quarterly unaudited financial statements, as
                                soon as available, and in any event within thirty days after the end of each fiscal quarter of Borrower.

                             9. Annual operating budgets (including income
                                statements, balance sheets and cash flow statements, by month) for the upcoming fiscal year of Borrower within thirty days prior to the end of each fiscal year of Borrower.

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       SILICON VALLEY BANK              SCHEDULE TO LOAN AND SECURITY AGREEMENT
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                    10. Annual financial statements, as soon as available, and in any event within 120 days following the end of Borrower's fiscal year, certified by independent certified public accountants acceptable to Silicon.

================================================================================

7. COMPENSATION
   (SECTION 5.5):       Not Applicable.
================================================================================

8. BORROWER INFORMATION:

     PRIOR NAMES OF
     BORROWER
     (SECTION 3.2):        See Representations and Warranties of Borrower dated
                           February 6, 1998.

     PRIOR TRADE
     NAMES OF BORROWER
     (SECTION 3.2):        See Representations and Warranties of Borrower dated
                           February 6, 1998.

     EXISTING TRADE
     NAMES OF BORROWER
     (SECTION 3.2):        See Representations and Warranties of Borrower dated
                           February 6, 1998.

     OTHER LOCATIONS AND
     ADDRESSES
     (SECTION 3.3):        See Representations and Warranties of Borrower
                           dated February 6, 1998.

     MATERIAL ADVERSE
     LITIGATION
     (SECTION 3.10):       None

================================================================================

9. OTHER COVENANTS
   (SECTION 5.1):      Borrower shall at all times comply with all of the
                       following additional covenants:

                       1. BANKING RELATIONSHIP. Borrower shall at all times maintain its primary banking relationship with Silicon.
                       2. GUARANTY BY U.K. COMPANIES. Borrower shall cause each of Hathaway Systems U.K. Group, Ltd., and Hathaway Systems, Ltd. (collectively, the "UK Guarantors") to, concurrently with the date hereof, execute and deliver to Silicon a guaranty, in form and substance acceptable to Silicon in its sole discretion, pursuant to which the UK Guarantors shall guarantee the obligations of the Borrower (the "UK Guaranty"). Borrower


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           SILICON VALLEY BANK        SCHEDULE TO LOAN AND SECURITY AGREEMENT
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                           shall cause such UK Guaranty to continue in full
                           force and effect while any obligations remain outstanding.

Borrower:                                 Borrower:
HATHAWAY CORPORATION                         HATHAWAY SYSTEMS CORPORATION


By /s/Richard D. Smith                      By /s/ Richard D. Smith
   Vice President                                President

By /s/ Susan M. Chiarmonte                  By /s/ Susan M. Chiarmonte
       Secretary                                   Secretary

Borrower:                                 Borrower:
HATHAWAY PROCESS INSTRUMENTATION          HATHAWAY MOTION CONTROL CORPORATION
 CORPORATION


By /s/ Richard D. Smith                     By  /s/ Richard D. Smith
     Vice President                               Vice President

By /s/ Susan M. Chiarmonte                  By /s/ Susan M. Chiarmonte
       Secretary                                   Secretary

Borrower:                                 Borrower:
HATHAWAY INDUSTRIAL AUTOMATION, INC.        COMPUTER OPTICAL PRODUCTS, INC.

By /s/ Richard D. Smith                     By  /s/ Richard D. Smith
     Vice President                               Vice President

By /s/ Susan M. Chiarmonte                  By  /s/ Susan M. Chiarmonte
       Secretary                                    Secretary

Borrower:                                 Borrower:
EMOTEQ CORPORATION                           TATE INTEGRATED SYSTEMS, INC.


By   /s/ Richard D. Smith                   By  /s/ Richard D. Smith
       Vice President                             Vice President

By  /s/ Susan M. Chiarmonte                 By  /s/ Susan M. Chiarmonte
        Secretary                                   Secretary

                                          Silicon:
                                          SILICON VALLEY BANK


                                          By  /s/  Chris Hill
                                          Title  Vice President




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